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                                                                   EXHIBIT 10.23

                                 L  E  A  S  E
                                 -------------


THIS AGREEMENT made and executed this first day of November, 1995 by and between CSW Associates, hereinafter called the Landlord, and Fieldworks, Inc., hereinafter called the Tenant, and witnesseth, that Landlord has agreed to, and does hereby, let unto Tenant the premises known as 3006 Research Drive, Space A1, State College, PA for the term of 24 months, commencing the 1 Day of Nov 1995 and ending at midnight on Oct. 31, 1997. The rent shall be set at an initial rate of $1742 per month for the first year. In subsequent years, the rent may be adjusted for the prorata share of increases in local, school and county property taxes, prorated extra costs exceeding $2,000 for snow removal and increases in the Consumer Price Index with the base year beginning January 1, 1994. In no case shall the portion of the rent increase due to CPI be more than 5% in any given year. Rent shall be payable in monthly installments by check to with the first installment payable on the execution of this Agreement and the remaining installments payable in advance on the first day of each ensuing month at the office of CSW Associates, 226 Highland Avenue, State College, PA 16801 and Tenant does hereby covenant and agree as follows:

     1. That he will, and does, hereby take and hold said premises as a Tenant for the term of 24 months.

     2. That he will pay said rent, at the time specified, without deduction or demand.

     3. That he will not transfer nor assign this Agreement, nor let nor sublet the whole or part of said premises the written consent of Landlord first. Consent will not be unreasonably without withheld.

     4. That he will keep said premises in good order and condition, and surrender same at the expiration of the term herein in the same order in which they are received, usual wear and tear and damages resulting from acts not caused by Tenant's negligence excepted.

     5. That he will allow Landlord or its agents to have access to said premises at any time for the purpose of inspection, or in the event of fire or other property damage, or for the purpose of installing or removing screens and awnings, or for the purpose of making any repairs Landlord considers necessary or desirable within a 9 am - 5 pm period with a one-week notice required, except in any emergency situation, or to show property to future tenants.

     6. That he will give Landlord prompt notice of any defects or breakage in the structure, equipment or fixtures of said premises.

     7. That he will not make any alterations or additions to the structure, equipment or fixtures of said premises, or do any redecorating or repainting without the written consent of the Landlord. Consent will not be unreasonably withheld.

     8. The Tenant is responsible for his own electric costs, phone, natural gas and sewer bills. The Landlord will provide public water, outdoor lighting, maintenance of exterior of building and snow removal. Tenant is responsible for Janitorial Services for their space
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          and it is understood that Tenant A1 & A2 will share the expense and responsibility to clean & maintain the entrance hallway outside suite.


     9. That he will conform to the rules and regulations made or hereafter made by Landlord for the management of the building.

     10. That all personal property placed in the leased premises or in any other portion of said building or place appurtenant thereto, shall be at the sole risk of the Tenant or the parties owning the same, and the Landlord shall in no event be liable for the loss, destruction, theft of or damage to such property.

     11. That the Landlord shall not be liable or responsible for any loss, injury or damage from any cause whatever to the Tenant, any member of the Tenant's family, any guest or visitor of the Tenant or to another person or to any property at any time within said rented suite.

     In the event of default after 10 days notice from Landlord to Tenant in the payment of any installment of rent, the Tenant hereby authorizes and empowers the Prothonotary or any attorney of any County of Record to appear for and to confess judgement against Tenant and in favor of Landlord for the entire amount of the rent reserved herein or for any part thereof then remaining unpaid with costs of suit, with 15% added for attorney fees and costs.

     Landlord and Tenant agree that timely payment of the rental and performance of all terms and conditions of this Lease Agreement is of the essence of this Lease Agreement. If the monthly rental shall not have been paid after the 5th of each month when the rental shall have been due, the Tenant agrees to pay the late charge of $5.00 per day retroactive to the day when the payment was due to compensate Landlord for additional administrative costs, expenses and liquidated damages caused by the late payment. If payment is made to Landlord at the proper address by first-class mail postage prepaid, then the date of the postmark shall be the date of payment.

     Option to Renew: Tenant may extend the term of the Lease Agreement for two
(2) additional two-year periods by giving notice to Landlord in writing of Tenant's intention to do so not later than ninety (90) days prior to the expiration of the current term of this Lease. Tenant's right to so extend the Lease term shall be subject to the following conditions:

     (1) If Tenant is in default at any time during the term of this Lease, any option to extend the term shall become immediately null and void without notice to Tenant; and

     (2) All the terms, covenants and provisions of this Lease shall apply to such extended term, with the express exception of rent and prorated share of increases as written in first paragraph off this Lease Agreement.

     Damage or Destruction: If the leased premises or the building should be damaged or destroyed during the term of this Lease by fire or other insurable casualty, Landlord shall, subject to the time that elapses due to adjustment of fire insurance, repair and/or restore the same to substantially the condition it was in immediately prior to such damage or destruction, except as otherwise noted in this Paragraph. Landlord's obligation under this Paragraph shall, in no event, exceed the scope of the work required to be done by Landlord in the original construction of the building. Landlord shall not be required to replace or restore any trade
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fixtures, signs or other installations theretofore installed by Tenant. Rent payable under this Lease shall be abated proportionately according to the floor area of the leased premises which is usable by Tenant, there shall be not abatement of rent. Such abatement shall continue for the period commencing with such damage or destruction and ending with the completion by Landlord of such work of repair and/or reconstruction as Landlord is obligated to do. If, however, the leased premises or the building should be damaged or destroyed by any cause so that Landlord shall decide to demolish or to completely rebuild the leased premises or the building, Landlord may, within sixty days after such damage or destruction, give Tenant written notice of such decisions and thereupon this Lease shall be deemed to have terminated as of the date of the damage or destruction and Tenant shall immediately quit and surrender the leased premises to Landlord. Tenant is to provide adequate insurance to cover tenant improvements and equipment.

     Confession of Judgement in Ejectment: Should the said Tenant break, or even attempt to break, evade, or attempt to evade, any of the covenants or conditions of this Lease, or should he make any assignment for the benefit of creditors, or commit any act of bankruptcy, or become insolvent, than all of the said Tenant's right, title and interest in the within Lease shall forthwith cease, end and determine, and the said Landlord shall be entitled to the immediate possessions of the herein leased premises and the said Landlord may file an action in ejectment in the Court of Common Pleases of Centre County, PA for said premises as if a summons had been regularly issued out of said Court at the suit of the said Landlord against the said Tenant and had been duly served and so returned by the Sheriff, and upon the filing of a suggestion covenants of such Lease file therein by said Landlord, or any agent of the said Landlord, the said Landlord for the premises herein leased and to direct the immediate issuing of a Write and Habere Facias Possessionem, with the Clause of Fieri Facias for costs, waiving all irregularities, without notice, and without asking Leave of Court, and without Stay of Execution, Right of Appeal, and Right to have Judgement Opened.

     And it is further agreed that, upon the breach by the Tenant of any Agreement of covenant herein, the Landlord may, within 10 days written notice via certified mail to rectify the situation, re-enter and repossess said premises and re-rent the same or substitute other tenants therein and exercise general supervision and control over said premises for the balance of said term, and that no such re-entry or re-letting or exercise of right or control over said premises by the Landlord shall be construed as a surrender or acceptance of a surrender of said premises by the Tenant, but shall be an option granted by the Landlord and reserved by the Landlord to protect its rights and those of the Owner of said property; that no such re-entry, substitution of tenants or re-letting of said premises shall be construed as abatement of the rental, hereinabove agreed to get paid, or as a waiver of the Tenant's liability therefore, provided however, that any amount so received from any substituted Tenant after deducting all proper charges, costs, expenses and damages, including any property attorney's fees, incurred by the Landlord, shall be credited to the Tenant who shall in any and all such events remain liable for the full amount of rental therefore. This Lease shall be interpreted and construed in accordance with the laws of the State of Pennsylvania.

     Tenant is responsible for contents and insuring same.

IT IS FURTHER MUTUALLY UNDERSTOOD AND AGREED AS FOLLOWS:

1. The Landlord shall be under no liability to Tenant due to any discontinuance of heat, hot water, elevator service, if such service is furnished or for the discontinuance of any other service caused by accidents,, breakage or strikes or for any accident or damage caused by the handling of electric wires or lights, and the Landlord shall not be liable for loss of or damage to property of Tenant caused by moths,
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     termites, or other vermin, or by rain, snow, water or stream that may leak into or flow from any part of said premise through any defects in the roof or plumbing, or from any other source.

2. At beginning of the Lease, Tenant shall deposit with Landlord the sum of $1742 as security for the full and faithful performance by Tenant of all terms, covenants and conditions of this Lease to be performed by Tenant against which sum Landlord is authorized to charge any damages occasioned by Tenant's not fully and faithfully performing any of said terms, covenants and conditions. At the expiration of the term of this Lease returned to the Tenant, but only after an inspection of the premises has been made after vacation thereof by Tenant and before occupancy by another Tenant.

     IN TESTIMONY WHEREOF, the respective parties have hereunto set their hands and seals the day and year first hereinbefore written.

                              BY: _____________________________________________
(TENANT)                            Re/Max Centre Realty Agent for CSW Assoc.
                                    Charlene A. Wallace

                              I hereby guarantee the faithful
                              performance of the terms of this
                              Lease.

                              BY: ______________________________________________

                              By  /s/ Steve Manske
                                  -----------------
                                  Paragon/FieldWorks, Inc.

                              By  /s/ Gary J. Beeman
                                  ------------------
                                  Paragon/FieldWorks, Inc.